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                           COLUMBIA WORLD EQUITY FUND
                  (FORMERLY NAMED COLUMBIA GLOBAL EQUITY FUND)
                                  (THE "FUND")
            SUPPLEMENT TO THE FUND'S PROSPECTUS DATED AUGUST 1, 2005

At a meeting of held on February 17, 2006, shareholders of the Fund approved a proposal to amend the Fund's fundamental investment restriction relating to industry concentration. Accordingly, the Fund is no longer required to invest at least 25% of its total assets in the securities of utility companies and may invest without limit in U.S. and foreign equity securities and investment-grade debt securities not issued by utility companies.

INT-47/106550-0206                                             February 17, 2006